SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):               March 3, 1997
                                                                  -------------


                           PLAYERS INTERNATIONAL, INC.

             (Exact name of registrant as specified in its charter)

    Nevada                         0-14897                    95-41745832

(State or other               (Commission File             (I.R.S. Employer
jurisdiction of                    Number)                Identification No.)
incorporation)

                 1300 Atlantic Avenue, Suite 800
                    Atlantic City, New Jersey                   08402

               (Address of principal executive offices)      (Zip Code)

  Registrant's telephone number, including area code:      (609) 449-7777

                                (Not applicable)

          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     On March 3, 1997, the Registrant announced, via press release, that it entered into a definitive agreement for the sale of its Mesquite, Nevada casino resort. The full text of this press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.









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Item 7.  Financial Statements and Exhibits

                                    EXHIBITS

Exhibit No.                      Exhibit Description
-----------                      -------------------

   99.1                    Press Release dated March 3, 1997.








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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PLAYERS INTERNATIONAL, INC.
                                    (Registrant)

                                    By /s/  Peter J. Aranow
                                       -----------------------------------
                                       Peter J. Aranow
                                       Executive Vice President - Finance

Dated:  March 6, 1997






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